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[Aetna Logo]         Individual Variable            Phone/ FAX:         Mailing / Overnight:
                     Single Premium Immediate       1-800-238-6254      Aetna Life Insurance and Annuity Company
                     Annuity (SPIA) Application     1-860-273-6903      New Business Unit
                                                    (FAX)               151 Farmington Avenue
                                                                        Hartford, CT 06156-0005
                     [ ] Internal    [ ] External

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Type of Contract    | Type of Contract           [ ] Nonqualified                   [ ] 403(b) Rollover
                    |                                Annuity-1035 Exchange -
                    | [ ] Nonqualified               (attach assignment form)       [ ] Nonqualified or
                    |     Annuity-Regular                                               457 Deferred Comp.
                    |
                    | [ ] 408(b) IRA             [ ] 401(a) Qualified Plan
                    |     Transfer/Rollover
                    | ----------------------------------------------------------------------------------------------------
                    | Subject to ERISA (Must be completed if 401(a) Qualified Plan or 403(b) Rollover is indicated.)
                    |                                                                             [ ] Yes     [ ] No
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Contractholder      | Name (Last, First, Middle Initial)          | Social Security Number
Information         |                                             |
                    | ----------------------------------------------------------------------------------------------------
The contractholder  | Address (Street/P.O. Box)                   | Telephone Number
will be the payee   |                                             | [ ] Home    [ ] Work
unless otherwise    |                                             |
requested.          | ----------------------------------------------------------------------------------------------------
This information    | City, State, ZIP Code                       | [ ] Male    [ ]Female     | Date of Birth
will be used for    |                                             |                           |
tax reporting.      |                                             |                           |
                    | ----------------------------------------------------------------------------------------------------
Changes to SS#      | Are you associated with a National Association of Securities Dealer Firm?  [ ]Yes [ ]No
or Date of Birth    | If yes, please specify:
must be             |
initialed.          |
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Annuitant           | Name (Last, First, Middle Initial)          | Social Security Number
If different        |                                             |
from                | ----------------------------------------------------------------------------------------------------
Contractholder.     | Address (Street/P.O. Box)                   | Telephone Number
                    |                                             | [ ] Home    [ ] Work
If an IRA or        |                                             |
403(b), the         | ----------------------------------------------------------------------------------------------------
Annuitant and       | City, State, ZIP Code                       | [ ] Male    [ ]Female     | Date of Birth
Contractholder      |                                             |                           |
must be the same    |                                             |                           |
person.             |
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Joint Annuitant     | Name (Last, First, Middle Initial)  Relationship  | Social Security # | [ ]Male    | Date of Birth
                    |                                                   |                   | [ ]Female  |
Joint lifetime      |                                                   |                   |            |
option only.        |                                                   |                   |            |
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Annuity Options     | [ ]Fixed Only    [ ]Variable Only      [ ]Combination Variable/Fixed (Only one box may be checked)
                    | ----------------------------------------------------------------------------------------------------
Complete the        | (Only one option may be elected)                  Purchase Payment Amount
type of Annuity     | Non-Lifetime Option
and select an       | [ ]A. Period Certain of ______ (5 - 30 years)     $ ____________________
Annuity Option.     |
                    |
For an IRA, 401,    | Single Lifetime Options
403(b) or 457       | [ ] B. Single Life Only
contract, the       | [ ] C. Single Life with Guarantee of ______ (5 -30 years)
Annuity Option      |
election must       | Joint Lifetime Options
comply with IRC     | [ ] D. Joint & 100% Survivor
401(a)(9).          | [ ] E. Joint & 100% Survivor with Guarantee of ______ (5 - 30 years)
                    | [ ] F. Joint & 66-2/3% Survivor
If subject to       | [ ] G. Joint & 50% Survivor
ERISA, Joint        | [ ] H. Joint & 50% Contingent Survivor
Lifetime Option     |
H must be           |
elected, unless     |
spousal consent     |
is provided.        |
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Additional          | [ ] Cash Refund (Only available with Lifetime Options B and D above.)
Features            | [ ] Increasing Annuity (Only available with Non-Lifetime Option A and Lifetime Options B, C, D or E.)
Cash Refund &       |     _____% 1, 2 or 3% Annual Increase (Complete desired percentage. NOT available to 457 contracts.)
Annuity may only    |
be elected if       |
the Fixed Only      |
option is           | [ ] Commutability of Fixed Non-Lifetime Option A. (Available with Fixed only or Combination
indicated           |     Variable/Fixed.)
above.              |
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Investment          | Variable: (Select up to four)                                                   | Assumed Annual Net
Options             |    Aggressive Growth    ____% [041] Aetna Variable Small Company Portfolio      | Return Rate
                    |        ____% [106] PPI MFS Emerging Equities Portfolio                          | [ ]3 1/2%
Complete            |    International/Global   ____% [123] Janus Aspen Worldwide Growth Portfolio    | [ ]5%
Investment          |    Growth  ____% [104] PPI Scudder Internat'l Growth Portfolio                  | (3 1/2% will be
Options if          |        ____% [040] Aetna Variable Growth Portfolio                              | assumed if no
Variable Only or    |                  ____% [117] Janus Aspen Series Growth Portfolio                | election is made.)
a Combination       |                  ____% [100] PPI MFS Value Equity Portfolio                     |
Variable/Fixed      |    Growth & Income  ____% [008] Aetna Investment Advisers Fund                  |
option is           |                  ____% [001] Aetna Variable Fund                                |
indicated above.    |                  ____% [035] Aetna Variable Index Plus Portfolio                |
                    |    Income     ____% [004] Aetna Income Shares                                   |
Up to four          |           ____% [098] Oppenheimer Strategic Bond Fund                           |
variable options    |           ____% [132] Fidelity VIP High Income                                  |
may be selected.    |    Asset Allocation ____% [033] Aetna Legacy Variable Portfolio                 |
                    |       ____% [032] Aetna Crossroads Variable Portfolio                           |
                    |    Cash     ____% [003] Aetna Variable Encore                                   |
                    |    Fixed Dollar Option           ____% ALIAC Fixed Dollar                       |
                    |         100 % Total                                                             |
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Replacement         | Will this contract change or replace any existing life insurance or annuity contracts?
Information         |                                                                                     [ ] Yes   [ ] No
                    |
                    | (If yes, provide carrier name and account number:)  [ ]Aetna
                    |                                                     [ ] Other Carrier_______________ Account #_______
                    |
                    | For an Aetna Annuity replacement only, I have received annuity option proposals for both the original
                    | and new contracts and understand the differences:                                    [ ] Yes   [ ] No
                    |
                    |
82941-1 (4-97)        (Website Address - Producers: http://www.aetna.com/producer     FO/HO: http://ars.aetna.com/producer)
CAT. 2000841601

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Beneficiary(ies)    | Primary | Contingent | Complete Legal Name / Date of Birth | Relationship | %  | Social
                    |         |            |                                     |              |    | Security #
Unless directed     |  [ ]    |     [ ]    | ___________________________________ | ____________ | __ | ___________________
otherwise, we       |         |            |                                     |              |    |
will pay any        |         |            | ___________________________________ | ____________ | __ | ___________________
death benefit in    |  [ ]    |     [ ]    |                                     |              |    |
equal shares to     |         |            |                                     |              |    |
the primary         |         |            |                                     |              |    |
beneficiary(ies)    |         |            |                                     |              |    |
named or to all     |
living members of   |
a class (e.g.,      |
children). If no    |
primary beneficiary |
is living, payment  |
will be made in     |
equal shares to     |
the contingent      |
beneficiary(ies).   |
If more than two    |
(2) beneficiaries,  |
please attach a     | If subject to ERISA, a spouse must be the primary beneficiary for at least 50%,
separate sheet.     | unless spousal consent is provided.
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Payment             | Payment Frequency -  [ ] monthly(default)  [ ] quarterly  [ ] semi - annually   | First Payment Date
Information         |                      [ ] annually                                               |
                    | ----------------------------------------------------------------------------------------------------
Check box for       | [ ] EFT (Electronic Funds Transfer. Complete information for EFT below.)         [ ] Check (default)
type of payment.    | ----------------------------------------------------------------------------------------------------
                    | Bank Name and Address (Street, City, State, ZIP)
The first payment(s)|
will be mailed to   | ----------------------------------------------------------------------------------------------------
your resident       | Bank Routing Number | Bank Account Number | Type of Account:
address until EFT   |                     |                     | (Please attach voided check or deposit slip)
becomes effective   |                     |                     | [ ] Checking     [ ] Savings
(normally 3 - 6     |                     |                     |
weeks).             |                     |                     |
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Form W-4P           | Periodic payments from a settlement option are generally subject to Federal Income Tax withholding
OMB NO. 1545-0415   | unless you elect not to have withholding apply. TDA and Pension: For stated period of less than 10
                    | years, 20% may apply (you cannot elect out). See Special Tax Notice. Tax will be withheld only on
Withholding         | the portion that is subject to Federal Income Tax. There will be no withholding on dollars that
Notice and          | have already been taxed.
Election.           |
                    | Elect withholding or no withholding by checking the appropriate box below. To change or revoke your
Complete for        | election, send a new Form W-4P (available at IRS offices) to Aetna. This change will be effective
payments from a     | no later than the January 1, May 1, July 1, or October 1 after it is received provided we receive
401(a), 403(b)      | it 30 days prior to that date. Otherwise, the change or revocation will be effective on the next
408(b) or           | scheduled date. Whether or not you have tax withheld, by January 31 of each year, you will receive
nonqualified        | a statement from Aetna showing the total taxable amount of your distribution and the total income
annuity contract.   | tax withheld, if any. CAUTION: There are penalties for not paying enough tax during the year,
                    | either through withholding or estimated tax payments, or both. For more information see IRS
Please use a        | Publication 505, Tax Withholding and Estimated Tax.
separate Form W-4   |
for W-2 income      | COMPLETE THE FOLLOWING APPLICABLE LINES:
paid from any       |
Deferred Comp       | [ ] 1. I elect to have no income tax withheld from my annuity. (Do not complete lines 2 or 3.)
plan.               |
                    | [ ] 2. I elect to have taxes withheld from each periodic annuity payment to be figured using the number
                    |        of allowances and marital status shown:__________________ (allowances). (You may also designate
                    |        an additional amount on line 3.)
                    |        [ ] SINGLE   [ ] MARRIED               [ ] MARRIED, BUT WITHHOLD AT HIGHER SINGLE RATE
                    |
                    | [ ] 3. I want the following additional amount withheld from each pension or annuity payment. Note: For
                    |        periodic payments, you cannot enter an amount here without entering the number (including zero)
                    |        of allowances on line 2: $ _______________
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Anti-Fraud          | Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement
Statement           | of claim or an application containing any false, incomplete, or misleading information is guilty of
                    | a felony.
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Internal Rollovers  | Reason for Disbursement from Accumulation Contract:
                    |
                    | [ ] Age 59-1/2     [ ] Separation from Service     [ ] Death     [ ] Other _________________________
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Your                | For Internal Rollovers only: I authorize Aetna to transfer to this contract, the balance of my
Acknowledgment      | account(s) noted in the Replacement Information Section.
                    |
Distribution        | For Rollovers for TDA and Pension Participants: I, the payee, have received the Special Tax Notice
Channel:            | and waive the 30 day notice requirement.
                    |
Workplace           | I certify that this information is correct and complete and, under penalty of perjury, the Social
[ ] Career          | Security number(s) shown on this form is/are correct.
[ ] Independent     |
[ ] Other           | I understand that when based on the investment experience of a Separate Account, all payments and
                    | contract values are variable and are not guaranteed as to fixed dollar amount, and I have received a
Financial           | current prospectus.
Institution         |
[ ] Broker/Dealer   | If I have elected EFT, I authorize Aetna to deposit my payments by EFT to my bank account. If
[ ] Bank            | payments are directed to a bank account, I authorize and direct the bank to refund to Aetna and
[ ] Other           | charge to my account the amount of any payments made to the bank for any due date after my death.
                    |
Life                | I understand the following individual(s)/organization(s) will receive compensation as the result of
[ ] MGA             | my purchase (completed by agent):
[ ] Life Brokerage  |
    Manager         | _____________________________/________________________________/________________________
[ ] Other           |
                    | [ ] Please send me a Statement of Additional Information.
[ ] AFSI Rep        |
                    |  [ ] The Company (Aetna Life Insurance and Annuity Company) may hold my application and Purchase
                    |      Payment if it cannot accept my application within five business days after receiving it at
                    |      its home office.
                    | ----------------------------------------------------------------------------------------------------
                    | Signature of Contractholder         City , State Where Signed                  Date
                    |
                    | ----------------------------------------------------------------------------------------------------
                    | Signature of Payee                                                             Date
                    |
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Registered          | Do you have any reason to believe any existing insurance and/or annuity contracts will be modified
Representative      | or replaced if this contract is issued?      [ ] Yes      [ ] No
                    | ----------------------------------------------------------------------------------------------------
                    | Broker/Dealer Firm (Print)
                    |
                    | ----------------------------------------------------------------------------------------------------
                    | Representative's Name  (Print) |  Agent Code  | Social Security Number  | State License Number
                    |                                |              |                         |
                    | ----------------------------------------------------------------------------------------------------
                    | Signature of Registered Representative                                  |  Date
                    |                                                                         |
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